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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                JANUARY 11, 2000


                                  ARQULE, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                      000-21429                04-3221586
(State or other jurisdiction       (Commission File           (IRS Employer
     of incorporation)                  Number)            Identification No.)



                19 PRESIDENTIAL WAY, WOBURN, MASSACHUSETTS 01801
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (781) 994-0300



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ITEM 5.

     On January 11, 2000, ArQule, Inc. entered into an Amended and Restated Array Delivery and Testing Agreement. This Current Report on Form 8-K is filed solely to file such agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits

                  10.1* Amended and Restated Array Delivery and Testing Agreement between ArQule, Inc. and Monsanto Company dated January 11, 2000. Filed herewith.



* Certain confidential material contained in the document has been omitted and filed separately with the SEC pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 15, 2000                         ARQULE, INC.



                                       By:  /s/ Stephen A. Hill
                                          --------------------------------------
                                           Stephen A. Hill, M.D.
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX


                10.1* Amended and Restated Array Delivery and Testing Agreement between ArQule, Inc. and Monsanto Company dated
                       January 11, 2000. Filed herewith.



* Certain confidential material contained in the document has been omitted and filed separately with the SEC pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

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